Exhibit 10.38
FIRST AMENDMENT TO THE
AMERICAN EQUITY TRANSITION BENEFIT PLAN
This amendment (the “First Amendment”) to the American Equity (the “Company”) Transition Benefit Plan (the “Plan”) is effective October 1, 2022. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.
1.Amendment to Article II. Article II, “Definitions” of the Plan is amended by adding the following definition:
IABC Plan means the Company Investments Annual Bonus Cash Plan.
2.Amendment to Article II. Article II, “Definitions” of the Plan is amended by deleting in its entirety the definition of “COBRA Assistance” under the Plan and replacing it with:
COBRA Assistance means a taxable cash payment equal to (i) in the case of a Tier 1 Participant, such Participant’s COBRA contribution rate for the first twelve (12) months after termination of employment, or (ii) in the case of a Tier 2 Participant, Tier 3 Participant, Tier 4 Participant or Tier 5 Participant, such Participant’s COBRA contribution rate for the number of months, rounded up to the nearest full month, during which Severance Pay installments will be distributed.
3.Amendment to Article II. Article II, “Definitions” of the Plan is amended by deleting in its entirety the definition of “Short-Term Incentive Target” under the Plan and replacing it with:
Performance-Based Incentive Target means the Participant’s target STI Plan or IABC Plan award, determined in the sole discretion of the Employer under the STI Plan or IABC Plan.
4.Amendment to Article II. Article II, “Definitions” of the Plan is amended by deleting in its entirety the definition of “Tier 3 Participant” under the Plan and replacing it with:
Tier 3 Participant means a Participant who is neither a Tier 1 Participant nor a Tier 2 Participant whom the Employer determines from its books and records is, as of the date of Involuntary Termination, holding a “Chief” or “President” title with the Company.
5.Amendment to Article II. Article II, “Definitions” of the Plan is amended by deleting in its entirety the definition of “Tier 4 Participant” under the Plan and replacing it with:
Tier 4 Participant means a Participant who is neither a Tier 1 Participant, nor a Tier 2 Participant, nor a Tier 3 Participant whom the Employer determines from its books and records is, as of the date of Involuntary Termination, holding a “Head of” or “Manager” title with the Company.
6.Amendment to Article II. Article II, “Definitions” of the Plan is amended by adding a new definition for “Tier 5 Participant” under the Plan as follows:
Tier 5 Participant means a Participant who is neither a Tier 1 Participant, nor a Tier 2 Participant, nor a Tier 3 Participant, nor Tier 4 Participant.
7.Amendment to Article III, Section 3.3(a)(1). Article III, Section 3.3(a)(1) of the Plan, under “Distribution of Severance Benefits”, is amended by replacing the words “Tier 1, Tier 2, or Tier 3 Participant” with the words “Tier 1 Participant, Tier 2 Participant, Tier 3 Participant, or Tier 4 Participant”.
8.Amendment to Article III, Section 3.3(a)(2). Article III, Section 3.3(a)(2) of the Plan, under “Distribution of Severance Benefits”, is amended by replacing the words “Tier 4 Participant” with the words “Tier 5 Participant” and is also amended by replacing the words “(a) March 15th” with “(b) March 15th”.
9.Amendment to Article III, Section 3.3(b). Article III, Section 3.3(b) of the Plan, under “Distribution of Severance Benefits”, is amended by replacing the words “a Tier 1 Participant’s” with the words “a Participant’s”.
10.Amendment to Article IV, Section 4.2(a). Article IV, Section 4.2(a) of the Plan, under “Severance Pay”, is amended by deleting in its entirety Section 4.2(a) of the Plan and replacing it with:
(a)a “Base Salary Component”:

(1)for a Tier 1 Participant or Tier 2 Participant, a Base Salary Component equal to fifty-two (52) Week’s Pay;
(2)for a Tier 3 Participant, a Base Salary Component equal to two (2) Week’s Pay for each Year of Service, minimum twenty-six (26) weeks, maximum fifty-two weeks;
(3)for a Tier 4 Participant, a Base Salary Component equal to two (2) Week’s Pay for each Year of Service, minimum sixteen (16) weeks, maximum fifty-two weeks; or
(4)for a Tier 5 Participant, a Base Salary Component equal to two (2) Week’s Pay for each Year of Service, minimum twelve (12) weeks, maximum fifty-two weeks.
11.Amendment to Article IV, Section 4.2(b). Article IV, Section 4.2(b) of the Plan, under “Severance Pay”, is amended by deleting in its entirety Section 4.2(b) of the Plan and replacing it with:
(a)a “Performance-Based Incentive Compensation Component”:
(1)for Participants eligible under the STI Plan:
(i) If the Participant's last day of employment with the Employer on account of an Involuntary Termination is on or after March 16 through and including December 31 of a calendar year, then the Participant shall receive, in consideration of the STI Plan opportunity for the current calendar year, an amount based on a pro rata share of the Participant's Performance-Based Incentive Target determined by the Employer in its discretion using a fraction, the numerator of which is equal to the number of the Participant's full or partial months of employment during such calendar year, and the denominator of which is twelve; or
(ii) If the Participant’s last day of employment with the Employer on account of Involuntary Termination is on or after January 1 but prior to March 16 of a calendar year, then (a) any Performance-Based Incentive Compensation Component with respect to the prior calendar year performance shall be determined consistent with the methodology of the STI Plan; and (b) the Participant shall receive no Performance-Based Incentive Compensation Component with respect to the current calendar year in which the Involuntary Termination took place.
(2)for Participants eligible under the IABC Plan:
(i) If the Participant's last day of employment with the Employer on account of an Involuntary Termination is on or after March 16 through and including December 31 of a calendar year, then the Participant shall receive, in consideration of the IABC Plan opportunity for the current calendar year, an amount based on a pro rata share of the Participant's Performance-Based Incentive Target determined by the Employer in its discretion using a fraction, the numerator of which is equal to the number of the Participant's full or partial months of employment during such calendar year, and the denominator of which is twelve; or
(ii) If the Participant’s last day of employment with the Employer on account of Involuntary Termination is on or after January 1 but prior to March 16 of a calendar year, then (a) any Performance-Based Incentive Compensation Component with respect to the prior calendar year performance shall be determined consistent with the methodology of the IABC Plan; and (b) the Participant shall receive no Performance-Based Incentive Compensation Component with respect to the current calendar year in which the Involuntary Termination took place.
(3)for Participants eligible under Click:
(i) If the Participant's last day of employment with the Employer on account of an Involuntary Termination is on or after half-way through a Click period, then the Participant shall receive, in consideration of the Click opportunity for the current Click period, an amount based on a pro rata share of the Participant's Click Basis determined by the Employer in its discretion using a fraction, the numerator of which is equal to the number of the Participant's full or partial months of employment during such period, and the denominator of which is the total number of months in that Click Period; or
(ii) If the Participant’s last day of employment with the Employer on account of Involuntary Termination is earlier than half-way through a Click period, then (a) any Performance-Based Incentive Compensation

Component with respect to any yet unpaid Click award for the prior Click Period shall be determined consistent with the methodology of Click; and (b) the Participant shall receive no Performance-Based Incentive Compensation Component with respect to the current Click period in which the Involuntary Termination took place.
12.Amendment to Article IV, Section 4.3. Article IV, Section 4.3, “COBRA Assistance” of the Plan is amended by replacing the words “a Tier 1 Participant only” with the words “a Participant”.
13.Effect on the Plan. Except as specifically amended by this First Amendment, the Plan shall remain in full force and effect.
14.Governing Law. This First Amendment shall be governed by and construed according to the laws of the State of Iowa.
IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed as of the date first above written.

By:	/s/ Kate Etinger
Kate Etinger Executive Vice President and Chief People Officer